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Leased Line / Resale Agreement

Company Information
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Full Legal Company Name                 Telephone       Fax
Worldwide Wireless Systems, Inc.     (802) 674-2206    (802) 674-2751
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Primary Address           City          State           Zip
P.O. Box 470, Route 5 South Ascutney, VT 05030
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Primary Contact Name     Telephone           Pager               e-Mail
Scott A. Wendel        (802) 674-2206    (802) 290-5135    scott@vermontel.com
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Emergency Contact       Telephone            Pager               e-Mail
Michael Tedesco      (802) 899-1301      (802) 290-5138    miketedesco@ibm.net
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NOC Location (if different from above)  City     State    Zip    Suite/Floor

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Resale Circuits
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Pricing (Internet only. Local loop charges additional):

56k Frame relay - $80/month   $300 setup
384k Frame Relay - $290/month $400 setup
T1 Frame Relay - $725/month   $800 setup

56k Point to point - $120/month $400 setup
384k Point to point - $290/month $500 setup
T1 point to point - $500/month $800 setup

All of the above include Primary DNS for 1 domain, Mail relay and news read/write for corporate accounts.

Attach Schedule 'D' and amend as circuits ordered.
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This Agreement authorizes OEM Networks, Inc. (OEM) to act as agent for the above named (Customer) including but not limited to, ordering local telecommunications, OEM internet services, WAN services, adding to, terminating, decreasing, removing or rearranging such service or facilities on Customer's behalf. Unless otherwise specified, charges for local service and other service or facilities ordered by OEM on behalf of Customer may be billed directly to Customer by the serving local exchange owner or other service provider.
(Separate local sales contracts may be required) Service is provided pursuant to Terms & Conditions On attached Pages. Order is not valid, unless accompanied by this signed page, an initialed copy of Terms & Conditions, a credit application and up to a 2 month deposit.

Worldwide Wireless Systems, Inc.        Scott A. Wendel
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Company Name                        Name of Person Signing

/s/ Scott A. Wendel       July 22, 1998        President/CEO
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Signature                     Date                 Title

OEM Networks, Inc. - 1 International Place, 14th Floor - Boston, MA 02110
817.204.0200 Voice - 617.204.0210 Fax - http://www.oem.net/ -
                                                           e-Mail: sales@oem.net

                                   Page 1 of 4

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               YEARLY RESALE SERVICE AGREEMENT - TERMS OF SERVICE

1. ACCESS. OEM.NET shall provide the basic routing and network management required to keep an active link which will be of a quality usual and customary in the industry for similarly situated companies. While OEM.NET cannot guarantee continuous service, OEM.NET will repair disruption in services to the extent reasonably possible consistent with its obligations to other customers. OEM.NET shall also provide news feed and/or mail services if ordered at current pricing available at http://www.oem.net.
2. PRICING. Please refer to Schedule A attached hereto and incorporated herewith.
3. TERMS AND CONDITIONS. Customer agrees to comply with OEM.NET's Network Policy outlined in Schedule B attached hereto and incorporated herewith. Customer further agrees to require its end users to comply with terms and conditions in substance identical to those in sections One, Two, Three, Four, Five, Six and Seven of Schedule B.
4. TERM. This is a one year agreement from the date first written above, and is automatically renewable for an additional one year term provided that neither party has provided written notice of intent not to renew to the other party via certified mail, return receipt requested. Such notice must be provided not less than thirty (30) days prior to the expiration of the current term, and notice of such must be sent via or overnight courier or certified mail, return receipt requested.
5. TERMINATION. Except where modified by Schedules A, B, or attached C, this contract may be terminated by either party in the event that there has been a material breach of the contract. Prior to such termination, the party wishing to terminate shall give the other party written notice (E-Mail transmission of such notice shall be considered written notice) of intent to terminate together with a thorough description of the problems which constitute the breach. The other party shall have fifteen (15) days in which to correct the breach. If the problem is not corrected, the party intending to terminate may do so. In the event that Customer is in violation of Section 2 of the OEM.NET Network Policy, or has permitted such violation and does not act immediately to correct such violation when it becomes aware of such violation, OEM.NET shall have the right to terminate this contract without penalty with five (5) days written notice (E-Mail transmission of such notice shall be considered written notice). If there are any amounts due and owing by Customer remain unpaid for more than sixty (60) days, OEM.NET may terminate this agreement immediately without penalty upon written notice (E-Mail transmission of such notice shall be considered written notice).
6. DISCLAIMER OF WARRANTY. CUSTOMER EXPRESSLY AGREES THAT USE OF THE OEM.NET SERVICES IS AT CUSTOMER'S SOLE RISK. NEITHER OEM.NET, ITS EMPLOYEES, AFFILIATES, AGENTS, THIRD-PARTY INFORMATION PROVIDERS, MERCHANTS, LICENSORS OR THE LIKE WARRANT THAT THE OEM.NET SERVICES WILL BE UNINTERRUPTED OR ERROR FREE; NOR DO THEY MAKE ANY WARRANTY AS TO THE RESULTS THAT MAY BE OBTAINED FROM THE USE OF THE OEM.NET SERVICES OR AS TO THE ACCURACY, RELIABILITY OR CONTENT OF ANY INFORMATION OR SERVICE PROVIDED THROUGH THE OEM.NET SERVICES.

   THE OEM.NET SERVICES ARE PROVIDED ON AN "AS IS," "AS AVAILABLE" BASIS WITHOUT WARRANTIES OF ANY KIND, EITHER EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF TITLE OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OTHER THAN THOSE WARRANTIES THAT ARE IMPLIED BY AND INCAPABLE OF EXCLUSION, RESTRICTION OR MODIFICATION UNDER THE LAWS APPLICABLE TO THIS AGREEMENT. NO ORAL ADVICE OR WRITTEN INFORMATION GIVEN BY OEM.NET, ITS EMPLOYEES, AGENTS, THIRD-PARTY INFORMATION PROVIDERS, MERCHANTS, LICENSORS OR THE LIKE SHALL CREATE A WARRANTY, NOR SHALL CUSTOMER RELY ON ANY SUCH INFORMATION OR ADVICE.

   LIMITATION OF LIABILITY, UNDER NO CIRCUMSTANCES, INCLUDING NEGLIGENCE, SHALL OEM.NET OR ANYONE ELSE INVOLVED IN CREATING, PRODUCING OR DISTRIBUTING THE OEM.NET SERVICES BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES THAT RESULT FROM THE USE OF OR INABILITY TO USE THE OEM.NET SERVICES, INCLUDING, BUT NOT LIMITED TO, RELIANCE BY A CUSTOMER ON ANY INFORMATION OBTAINED ON THE OEM.NET SERVICES; OR THAT RESULT FROM ANY MISTAKES, OMISSIONS, INTERRUPTIONS, DELETION OF FILES OR E-MAIL, ERRORS, DEFECTS, VIRUSES, DELAYS IN OPERATION, OR TRANSMISSION, OR ANY FAILURE OF PERFORMANCE, WHETHER OR NOT LIMITED TO ACTS OF GOD, COMMUNICATIONS FAILURE, THEFT, DESTRUCTION OR UNAUTHORIZED ACCESS TO OEM.NET'S RECORDS, PROGRAMS OR SERVICES, CUSTOMER HEREBY ACKNOWLEDGES THAT THIS PARAGRAPH SHALL APPLY TO ALL CONTENT, MERCHANDISE OR SERVICES AVAILABLE THROUGH THE OEM.NET SERVICES. BECAUSE SOME STATES DO NOT ALLOW THE EXCLUSION OF OR LIMITATION OF LIABILITY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES, IN SUCH STATES OEM.NET'S LIABILITY IS LIMITED TO THE GREATEST EXTENT PERMITTED BY LAW.

7. Notwithstanding the foregoing, in no event shall the total liability of OEM.NET or its employees, affiliates, agents, third-party Information Providers, merchants or licensors, for all damages, losses and causes of action whether on contract, tort, including negligence, or otherwise, either jointly or severally, exceed the aggregate amount paid by Customer to OEM.NET in the twelve (12) months prior to the claimed injury or damage. The foregoing provisions of this Section are for the benefit of OEM.NET, its employees, directors, affiliates, agents, Information Providers, merchants, and licensors, and each shall have the right to assert and enforce these provisions directly on their own behalf.

 OEM Networks, Inc. Terms of Service

                                   Page 2 of 4

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8.  INDEMNIFICATION. Upon request of OEM.NET, Customer agrees to defend, indemnify and hold harmless OEM.NET and its officers, directors, employees, agents, third-party Information Providers, merchants and licensees, from any claims and expenses, including, but not limited to, reasonable attorneys fees, related to any violation of the OEM.NET Network Policy by Customer (or by Customer's end users) or in connection with the placement or transmission by or through Customer (or by Customer's end users) of any Content on the OEM.NET services and the services of its third-party Information Providers and Customers.

9. SEVERABILITY. In the event that any portion of this Agreement is held to be unenforceable, the invalid or unenforceable portion shall be construed in accordance with applicable law as nearly as possible to reflect the original intentions of the parties, and the remainder of the Agreement shall remain in full force and effect. The paragraph headings herein are provided only for reference and shall have no effect on the construction or interpretation of the Agreement.

10. NO IMPLIED WAIVER/MODIFICATION. The failure to insist upon or enforce strict performance by the other party of any provision of the Agreement shall not be construed as a waiver of any provision or right. Neither the course of conduct between parties nor trade practice shall act to modify any provision of the Agreement.

11. NO AGENCY. No agency, partnership, joint venture or employment is created as a result of this agreement. Neither party is authorized to bind the other in any respect.

12. ASSIGNABILITY. OEM.NET reserves the right to assign this Agreement upon thirty days written notice to the Customer. The Customer shall not have the right to assign this Agreement except by written consent of OEM.NET.

13. CONFIDENTIALITY. OEM.NET and Customer agree that any and all knowledge gained of either party's systems, services, marketing and practices and the like shall remain confidential. Such knowledge shall not be used by either party for any purpose whether personal, business or otherwise and shall not be given, sold or shared with any other individual or entity.

14. EXCUSED PERFORMANCE. Neither party shall be liable to the other under this Agreement for any failure in performance that is due to causes beyond its reasonable control, including, but not limited to, acts of nature, governmental actions, fires, civil disturbances, interruption of power or transportation problems.

15. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. Each party irrevocably consents to the exclusive jurisdiction of the courts of the Commonwealth of Massachusetts and the federal courts situated in the Commonwealth of Massachusetts in connection with any action arising under the Terms of Service Agreement or relating to the OEM.NET services. Any cause of action of Customer or its authorized user(s) with respect to the OEM.NET services must be commenced within one (1) year after the claim or cause of action arose or said cause of action shall be barred.

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                                   SCHEDULE A
                        OEM.NET SERVICES FEES & CHARGES

1.  All charges are listed on page #1 of this Agreement, under "Services
    Ordered"

2. Telco charges, if applicable or indicated, are estimated using tariff database information. Actual charges may vary. Any taxes, state or federal or FCC/DPU surcharges will be passed through to the customer. OEM makes no warranty or guarantee of telco pricing accuracy.

3. OEM may require customer to pay a two month deposit with bank certified funds prior to the establishment of service. Once the customer has established a timely payment history, OEM will issue a credit against future service for the amount of the deposit.

4. Interruption of Service Credit - For any interruption of service that is not due to negligence or non-compliance with this agreement on the part of the customer or the operation or the malfunction of facilities, power, or equipment provided by the customer, customer will receive a credit for the period during which service was interrupted. An interruplton begins when the customer reports a service, facility, or circuit to be interrupted and releases it for testing and repair. An interruption ends when the service, facility, or circuit is operating properly. Credit allowances are calculated on the basis of a 30-day month; and the credit shall be pro-rata allowance against the service charge, based on the duration of the interruption as follows: First 30 minutes - none, 30 minutes to 3 hours - 1/10 day, each additional 3 hour period (or fraction thereof) 1/5 day.
    Two or more interruptions of 15 minutes during anyone 24 hour period shall be considered a single interruption. No more than one full day's credit will be allowed for any period of 24 hours. For any interruption of service which is directly attributable to OEM equipment or engineering failures and not originated by failures not directly attributable to OEM, including but not limited to: the customer or facilities, power or equipment provided by the customer, OEM's upstream providers, interruptions of service experienced due to an uphill outage, or acts of God customer will receive a credit.

                                   SCHEDULE B
         OEM.NET NETWORK POLICY FOR LEASED LINE AND IP RESALE ACCOUNTS

1. OEM.NET exercises no control whatsoever over the content of the information passing through it's network. OEM.NET makes no warranties of any kind, whether expressed or implied, for the service it is providing. OEM.NET also disclaims any warranty of merchantability or fitness for a particular purpose. OEM.NET will not be responsible for any damage you suffer. This includes loss of data resulting from delays, non-deliveries, mis-deliveries, or service interruptions caused by it's own negligence or your errors or omissions. Use of any information obtained by OEM.NET's network is at your own risk. OEM.NET specifically denies any responsibility for the accuracy or quality of information obtained through it's services.

OEM Networks, Inc. Terms of Service

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2.  OEM.NET's network may only be used for lawful purposes. Transmission of any material in violation of any U.S., State or foreign laws or regulations is prohibited. This includes, but is not limited to: copyright material, material legally judged to be threatening or obscene, or material protected by trade secret law. You agree to indemnify and hold harmless OEM.NET from any claims resulting from your use of the service which damages you or another party.
3. On-Line Etiquette: Customer and Customer's end users are prohibited from activities which would disrupt OEM.NET Internet Services. In addition, users are forbidden from impersonating others and making unsolicited commercial appeals. Examples of prohibited conduct include:
    a.  SPAMMING
    b.  HACKING IP SPOOFING PING FLOODING
    c.  ATTEMPTING TO GAIN ENTRY INTO ANY OEM.NET COMPUTER SYSTEM
4. OEM.NET"s RIGHT TO MONITOR. OEM.NET may, but is in no way required to or promises to, electronically monitor through router and/or any and all traffic which passes over our Wide Area Network. This monitoring may include public as well as private communications and data transfers from our Customers and their end users and to our Customers and their end users as well as any and all communications and data transfers to and from any other internet sites. OEM.NET will monitor our Customers and their end users and those who use or transmit communications or other data over our network for security purposes and system utilization and for compliance with the OEM.NET Network Policy. Furthermore, OEM.NET reserves the right to monitor and disclose any content, records or electronic communications of any kind (1) to satisfy any law, regulation or authorized governmental request; (2) if such disclosure is necessary to operate OEM.NET; or (3) to protect the rights or property of OEM.NET, its Customers or Information Providers or Merchants. The monitoring and disclosure activities of OEM.NET may negate the privacy protections which the Customer would otherwise enjoy under federal and state law, including the Electronic Privacy Communications Act. Customer acknowledges that OEM.NET may do so and Customer understands they may be giving up privacy rights which they would otherwise be entitled to under state, federal and other laws.
5. Any access to other networks connected to OEM.NET's network must comply with the rules appropriate for that other network. Use of OEM.NET's network itself may be for any lawful purpose. Use of OEM.NET's network for lawful commercial purposes is both permitted and encouraged. Connectivity is provided for your organization only, and resale of direct IP connectivity to other organizations or individuals is prohibited, unless noted in Schedule 'A'.
6. OEM.NET attempts to run an "open" system which allows customer access to a wide ranage of internet offerings. OEM.NET does not censor the content of newsgroups, and it is up to each individual user to determine which newsgroups are appropriate for viewing and participation. There are a number of tools which can allow Customers and end users to screen out unwanted material. It is up to each individual to Site such available tools to screen for content.

7. OEM.NET retains the right in its sole discretion not to carry on its Service "unlawful material" and further OEM.NET reserves the right to restrict access to any material which violates OEM.NET's Network Policy. OEM.NET, will refuse to connect to and will terminate any offending Service, in the event that offending material is created, offered or encouraged by Customer or its End Users which is unlawful as determined by applicable international, federal, state or local laws, regulations, or ordinances such Customer or end user account will be termianted. In addition, such Customer account will be terminated if the Customer is found to have had any role in the creation, implementation, distribution, posting or the like of such material. Such termination shall occur immediately and without prior notice. Whether the Customer played any such role shall be determined exclusively by OEM.NET.
8. Payment is due when indicated on invoice. Accounts are in default if payment is not received by that date. If your payment is returned to us unpaid, you are immediately in default and subject to a returned check fee of $25 from us. Accounts unpaid after due date may have their service interrupted. Such an interruption does not relieve you from the obligation to pay the monthly charge. Only a written request to terminate your service 60 days from termination relieves you of your obligation to pay the monthly charge. Accounts in default are subject to 1.8% monthly interest. If you default, you agree to pay OEM.NET it's reasonable expenses, including attorney and collection costs, incurred in enforcing it's rights under these terms and conditions.
9. Billing for OEM.NET will normally commence when the connection from the OEM.NET hub is completed to your site, and IP packets can be passed. However, in certain circumstances billing may occur when an OEM.NET hub and a functioning telelphone circuit are prepared to route IP packets to your site. Service is invoiced in advance and may be canceled in writing with 60 days notice with no penalty. In the event of early cancellation of this one year term commitment, without such notice, the customer will be required to pay 75% of OEM.NET's standard monthly charge for each month remaining in the term commitment. OEM.NET reserves the right to change the rates by notifying you 30 days in advance of the effective date of the change.
10. These terms and conditions supersede all previous representations, understandings or agreements and shall prevail notwithstanding any variance with terms and conditions of any order submitted. Use of OEM.NET's network constitutes acceptance of these terms and conditions.

OEM Networks, Inc. Terms of Service

                                  Page 4 of 4